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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)  May 28, 1999
                                                  --------------

                   Casinovations Incorporated
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       (Exact name of Registrant as specified in charter)

                             Nevada
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         (State or other jurisdiction of incorporation)

     000-25855                                  91-1696010
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  (Commission File                             (IRS Employee
      Number)                               Identification No.)

6744 South Spencer Street, Las Vegas, Nevada              89119
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (702) 733-7195
                                                   --------------

                         Not Applicable
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  (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

PURCHASE OF SHARES BY JAMES E. CRABBE

      On May 28, 1999, Casinovations Incorporated, a Nevada corporation (the "Company"), and James E. Crabbe, an individual and existing stockholder of the Company, entered into a subscription agreement (the "Subscription Agreement") whereby Mr. Crabbe will purchase 2,000,000 shares (the "Shares") of the Company's common stock, $.001 par value ("Common Stock") for $2.60 per share for an aggregate subscription amount of $5,200,000. Pursuant to the terms of the Subscription Agreement, Mr. Crabbe delivered $1,300,000 upon execution of the Subscription Agreement and agreed to pay the balance of $3,900,000, in no more than three equal installments of not less than $1,300,000, by July 10, 1999. Upon receipt of such payment or payments, the Company will immediately cause the correct number of the Shares (based upon $2.60 per share) to be issued to Mr. Crabbe. The Company granted to Mr. Crabbe piggy-back registration rights as part of this transaction.

     After the complete funding of the Subscription Agreement and issuance of 2,000,000 shares of Common Stock, Mr. Crabbe will be the beneficial owner of 2,278,570 shares of Common Stock, approximately 23.5% of the total shares outstanding as of May 31, 1999 (exclusive of 209,300 warrants and 442,307 shares issuable to Mr. Crabbe pursuant to certain convertible notes). Mr. Crabbe will thereby become the second largest stockholder of the Comapny and has filed a Schedule 13D with the Securities and Exchange Commission accordingly.

     The Company intends to use the proceeds from the issuance of the Shares to Mr. Crabbe for the acceleration of the Company's manufacturing capabilities to meet the increasing demand for its products, the international expansion of the Company's intellectual property rights, the continued development of the Company's SecureDrop Slot Accounting System, and general working capital purposes.

CONVERSION OF PROMISSORY NOTE HELD BY RICHARD S. HUSON

      On May 28, 1999, the Company and Richard S. Huson, a director and controlling stockholder of the Company, entered into a subscription agreement (the "Huson Agreement") whereby Mr. Huson agreed to convert a certain portion of that certain Promissory Note dated December 31, 1998 in the original principal amount of $1,235,000 issued by the Company in favor of Mr. Huson (the "Note") for shares of Common Stock at a conversion rate of $2.60 per share. Pursuant to the terms of the Huson Agreement, Mr. Huson converted $999,999 of outstanding indebtedness under the Note in to 384,615 shares of Common Stock and received a replacement promissory note.

      As  a result of Mr. Huson's partial conversion of the Note,
Mr.  Huson  beneficially owns 3,268,838 shares of  Common  Stock,
approximately  33.7%  of  the  total  shares  of   Common   Stock
outstanding as of May 31, 1999.

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APPOINTMENT OF TIMOTHY P. LEYBOLD AS CHIEF FINANCIAL OFFICER

     On May 28, 1999, the Company appointed Timothy P. Leybold as the Company's Chief Financial Officer. Prior to joining the Company and since 1995, Mr. Leybold served as Chief Financial Officer for RLC Industries, Inc., a building products manufacturing company with operations in Oregon and California and revenues in excess of $800 million. In 1995, Mr. Leybold served as Vice President - Financial Planning and Control for Collins Resources, Inc., a natural resources company located in Oregon. In 1994, Mr. Leybold served as interim Chief Financial Officer for Entek, Inc., a manufacturer of battery separator materials located in Oregon. From 1991 to 1994, Mr. Leybold was Treasurer and Principal Accounting Officer for Sprouse-Reitz Stores, Inc., a retail chain of general merchandise stores with over 200 locations in the western United States. From 1986 to 1991, Mr. Leybold was Chief Financial Officer of The Cutler Group, a holding company for various manufacturing companies located in the western United States. From 1978 to 1986, Mr. Leybold was a Manager at the Portland, Oregon office then Seattle, Washington office of Arthur Andersen LLP. Mr. Leybold received his B.B.A. with honors, maxima cum laude, from the University of Portland in 1978 and his M.B.A. in finance from the University of Oregon in 1996. Mr. Leybold is a member of the Financial Executives Institute, Association for Corporate Growth, and American Society of Certified Public Accountants.

VOLUNTARY   ACCELERATION  OF  CONVERSION  DATE  OF  CERTAIN  9.5%
     CONVERTIBLE NOTES DUE 2004 AND EXERCISE OF CERTAIN  CLASS  E
     WARRANTS

     Pursuant to notices distributed by the Company to holders of the Company's 9.5% Convertible Notes Due 2004 (the "Convertible Notes"), the Company offered to provide a one-time two week window to expire on May 31, 1999 for the conversion of the Convertible Notes into shares of Common Stock at the stated conversion rate of $2.60 per share. Pursuant to its terms, the Convertible Notes may be converted beginning on the later of six
(6) months from the date of issuance or September 1, 1999. Additionally, pursuant to notices distributed by the Company to holders of the Company's Class E Warrants, the Company issued a voluntary call of the Class E Warrants to expire on May 31, 1999 at the stated exercise price of $3.00 per share. In exchange for the conversion of the Convertible Notes and the exercise of the Class E Warrants, the Company offered to issue an additional set of warrants equal to the number of and on similar terms and conditions as the Class E Warrants exercised.

      As the expiration of the conversion window and call period, holders of the Convertible Notes converted $400,000 of Convertible Notes into 153,843 shares of Common Stock and exercised 72,800 Class E Warrants into 72,800 shares of Common Stock for an aggregate of 226,643 shares of Common Stock. In exchange for the conversion and exercise, the Company issued 72,800 warrants to the persons who converted their Convertible Notes and exercised their Class E Warrants. As a result, $1,500,000 of the Convertible Notes and 273,000 of the Class E Warrants issued to holders of the Convertible Notes remain outstanding.

      Through the conversion of the Convertible Notes and the exercise of the Class E Warrants, the Company converted $400,000 of indebtedness into Common Stock and received

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proceeds  of $218,400.   The Company intends to use such proceeds
for general working capital purposes.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (A)  Financial Statements of Businesses Acquired.

          Not Applicable.

      (b)  Pro Forma Financial Information.

          Not Applicable.

      (c)  Exhibits.

          10.1 Subscription Agreement dated May 28, 1999 by and between Casinovations Incorporated and James E.
                Crabbe.

          10.2 Subscription Agreement dated May 28, 1999 by and between Casinovations Incorporated and Richard
                S. Huson.

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CASINOVATIONS  INCORPORATED
                                         (Registrant)



Date:  June 4, 1999           By:  /s/ Steven J. Blad
                                   -----------------------------
                                   Steven J. Blad
                                   President and Chief Executive
                                   Officer

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                          EXHIBIT INDEX


EXHIBIT                    DESCRIPTION                    PAGE
NUMBER                                                   NUMBER
-------                                                  -------

10.1     Subscription Agreement dated May  28,  1999  by     7
         and   between  Casinovations  Incorporated  and
         James E. Crabbe.

10.2     Subscription Agreement dated May  28,  1999  by    14
         and   between  Casinovations  Incorporated  and
         Richard S. Huson.